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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              UTILICORP UNITED INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        $1,078,816
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     2) Form, Schedule or Registration Statement No.:
        Preliminary Joint Proxy Statement/Prospectus on Schedule 14A and KC United Corp. Form S-4 File No. 333-02223
        ------------------------------------------------------------------------
     3) Filing Party:
        UtiliCorp United, Kansas City Power & Light
        ------------------------------------------------------------------------
     4) Date Filed:
        February 21, 1996 and April 4, 1996
        ------------------------------------------------------------------------

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[IMAGE OF A WALL]       A LEGAL AND REGULATORY WALL
      WESTERN RESOURCES HOSTILE BID ONLY HAPPENS IF MULTIPLE CONDITIONS ARE MET.


CONDITIONS
FREE TO AMEND OR             "In their sole discretion," Western is free to
TERMINATE                    amend the terms of the deal or terminate it
                             completely at any time before closing.
                             REALITY:  THE TERMS OF THE MERGER WITH UTILICORP
                             ARE FIXED.

90 PERCENT MINIMUM TENDER    Western won't close unless they get 90% tendered.
                             This is unprecedented in any hostile exchange.
                             REALITY: NO POOLING, THEREFORE A SIGNIFICANT  NON-
                             RECOVERABLE PREMIUM MUST BE ABSORBED BY
                             SHAREHOLDERS.

MISSOURI BUSINESS            To comply with this statute, KCPL board must
COMBINATION                  approve the acquisition by Western PRIOR to
                             closing the tender (KCPL Board has rejected
                             Western Resources offer 3 times!)
                             REALITY:  WITHOUT APPROVAL, NO MERGER IS POSSIBLE
                             WITH WESTERN FOR 5 YEARS.

REDEMPTION OF KCPL           KCPL's bylaws require board approval in order to
PREFERRED STOCK              redeem all preferred stock.
                             REALITY:  KCPL BOARD HAS CONSISTENTLY REJECTED
                             WESTERN AND THEREFORE APPROVAL IS UNLIKELY.

MISSOURI CONTROL SHARE       Shares acquired  in a hostile transaction (more
ACQUISITION                  than 20%) have no voting rights unless granted by
                             KCPL Shareholders.
                             REALITY:  WESTERN WOULD NEED TO CONVINCE MORE THAN
                             66 2/3 OF REMAINING KCPL SHAREHOLDERS TO APPROVE
                             DEAL.

WESTERN SHAREHOLDER          Western shareholders, who may find the deal
APPROVAL                     extremely dilutive to them, must approve any KCPL
                             deal before it can close.
                             REALITY:  SHAREHOLDERS GENERALLY DON'T LIKE
                             DILUTIVE TRANSACTIONS; THERE IS NO ASSURANCE
                             WESTERN SHAREHOLDERS WILL APPROVE.

MISSOURI PUBLIC SERVICE      The MPSC must approve transaction.
COMMISSION                   REALITY:  HOSTILE, UNFRIENDLY OFFER FOR A MISSOURI
                             COMPANY WOULD BE DIFFICULT - MISSOURI GOVERNOR
                             SUPPORTS UCU/KCPL!

TWO YEAR OPEN TENDER         An exchange offer cannot close, and tendered
                             shares cannot be purchased, until ALL state and federal regulatory approvals HAVE BEEN OBTAINED.
                             REALITY:  90% TENDER CONDITION PLUS REGULATORY
                             APPROVALS, PUTS WESTERN'S PROPOSAL ON
                             INDETERMINABLE TIME LINE.


THE NUMBER OF CONDITIONS IMPOSED BY WESTERN UNDERMINES THEIR COMMITMENT TO THIS TRANSACTION AND THE NUMBER OF HURDLES CAN EXTEND THEIR REJECTED OFFER FOR MANY YEARS.
    (SEE PG. II OF WESTERN'S 7/3/96 PROSPECTUS FOR A LIST OF THESE CONDITIONS).